Jason M. Casella 212.459.7025 JCasella@ goodwinprocter.com	Goodwin Procter LLP Counselors at Law The New York Times Building 620 Eighth Avenue New York, NY 10018 T: 212.813.8800 F: 212.355.3333

February 23, 2010

VIA EDGAR AND FEDEX

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, DC 20549

Attention: Mr. Jeffrey Riedler

Re:	Tengion, Inc.
Amendment No. 1 to Registration Statement on Form S-1
Filed January 29, 2010
File No. 333-164011

Dear Mr. Riedler:

On behalf of our client, Tengion, Inc. (the “Company”), we are filing herewith Amendment No. 2 (“Amendment No. 2”) to the Company’s Registration Statement on Form S-1 (File No. 333-164011) that was filed with the Securities and Exchange Commission (the “Commission”) on December 24, 2009 (the “Registration Statement”), as amended by Amendment No. 1 (“Amendment No. 1”) to the Registration Statement that was filed with the Commission on January 29, 2010.

Amendment No. 2 includes revisions updating certain information and in response to the written comments received from the Staff of the Commission (the “Staff”) by letter dated February 16, 2010 (the “Comment Letter”). The Company’s responses to the Staff’s Comment Letter are set forth below. For convenience, copies of Amendment No. 2 marked to show changes from Amendment No. 1 filed on January 29, 2010 are also being provided to the examiners. The Staff’s comments are reprinted below, followed by the Company’s responses. Page references in response to the Staff’s comments correspond to the page numbers in the marked copy of Amendment No. 2.

The Company supplementally advises the Staff that (i) it intends to effectuate a 14.5-for-1 reverse stock split (the “Reverse Stock Split”) of all of its issued and outstanding capital stock immediately prior to the closing of the offering and (ii) it estimates that the price range for the offering will be $9.00 to $11.00 (the “Price Range”). The Company will disclose the Reverse Stock Split and the Price Range in a subsequent amendment to the Registration Statement. Please note that the Company is not including the size of the Reverse Stock Split and Price Range in Amendment No. 2 because such amounts remain subject to completion of corporate formalities, including final ratification by the Company’s stockholders and board of directors.

Securities and Exchange Commission

February 23, 2010

FORM S-1

General

1.	Please advise us where you intend to include the graphic included in Appendix I to your response letter dated January 29, 2010.

The Company advises the Staff that it has included the graphic included in Appendix I to its response letter dated January 29, 2010 on the inside front cover of the prospectus in Amendment No. 2.

Management’s Discussion and Analysis of Financial Condition and Results of Operations Critical Accounting Policies and Use of Estimates, page 38

2.	Please tell us why you state in your response to comment 24 that quantitative analysis is not practicable, since assumptions such as estimated future cash flows and incurred costs are quantifiable assumptions. Revise your discussion to quantify the reasonably likely changes in your assumptions and their financial statement impact.

The Company has revised its discussion under the heading “Critical Accounting Policies and Use of Estimates” on page 40 of Amendment No. 2 to quantify the reasonably likely changes in its assumptions and their potential financial statement impacts related to the Company’s “Impairment of Long-lived Assets” and “Preclinical and Clinical Trial Costs” critical accounting policies.

The Company utilizes discounted cash flow models as one component of its contemporaneous assessments of the valuation of its common stock for the valuation dates indicated under the heading “Critical Accounting Policies and Use of Estimates”. The estimates underlying these discounted cash flow models comprise one of numerous subjective assumptions used to estimate the fair value of the Company’s common stock as of each valuation date. In turn, the estimated fair value of the Company’s common stock is then utilized as a variable within the Black Scholes option pricing model to estimate the fair value of the options granted. As disclosed in the Registration Statement, the assumptions used within the Company’s Black Scholes option pricing model, including expected volatility and expected term, are also subject to a significant level of judgment. Based on the number of subjective factors and estimates that impact its recorded stock-based compensation, the Company does not believe that quantitative analysis is practicable, nor would such an analysis provide meaningful information to an investor. Accordingly, the Company has provided a detailed qualitative analysis of all of the subjective factors and assumptions that relate to estimating the fair value of its common stock and

Securities and Exchange Commission

February 23, 2010

ultimately its stock based compensation charges recorded for all periods presented. In addition, the Company intends to provide in a subsequent amendment to the Registration Statement an analysis of the intrinsic value of all vested and outstanding stock options based on the mid-point of the estimated price range, once such a range is included in an amendment to the Registration Statement.

Stock-Based Compensation, page 41

3.	Clearly indicate the stock issuances you based the fair value of the underlying common stock on a third party contemporaneous valuation and/or preferred stock sales price. In addition, if your valuations differ from those provided by your independent valuation specialist or those derived from simply applying the conversion ratio to the preferred stock sales price, explain why such adjustments are reasonable. Please also disclose if you have changed the valuation method between each valuation date.

The Company respectfully advises the Staff that the determination of fair value of its common stock by the independent valuation specialist did not differ from estimated fair values determined by the compensation committee for any of the periods presented, and the stock issuances were based on the fair value of the underlying common stock estimated and approved by the compensation committee. The Company also has revised its disclosure beginning on page 41 under the heading “Stock-Based Compensation” of Amendment No. 2 in regards to the valuation method used and changes if any, between valuation dates.

4.	You appear to value all common shares at the same amount derived at the most recent valuation date based on the common stock valuation dates you disclose on page 42 and the fair values you disclose on page 43 and 44. Please disclose the events that triggered changes in the fair value of your common stock given your disclosure that the valuations were performed concurrently upon the achievement of significant milestones or major financing events, and since your valuation methodology appears to result in significant fluctuations in the assumed fair value of the underlying common stocks over a period as short as one day. In addition, quantify the effects of the significant milestone or financing events and the impact of financial market conditions separately as of each valuation date.

The Company has expanded its disclosure beginning on page 41 under the heading “Stock-Based Compensation” of Amendment No. 2 to (i) include the events that triggered the changes in the fair value of its common stock and (ii) quantify the effects of the significant milestone or financing events and the impact of financial market conditions separately as of each valuation date.

Securities and Exchange Commission

February 23, 2010

5.	Your description of the common stock valuation methodology appears to indicate that you consider companies to be similar to you simply based on their industry and their field of medical technology. Please tell us how you factored in differences in operating results, capital requirements, potential of proprietary technologies and the product development stage in selecting the companies that are similar to you.

The Company respectfully advises the Staff that the guidelines for public companies used in the valuation were primarily selected based on the focus of their technology and research and development. The Company concentrated on companies in the regenerative medicine space. The Company also identified companies that have a focused research and development effort and, if possible, were working with only one core technology.

The Company considered the level of research and development expense of the comparable companies as a significant metric when selecting these companies. The median research and development expense as a percentage of revenues of these companies was 7%, or $13.0 million. In addition, the median capital expenditures as a percentage of revenues were 2.6%, for an average of $2.7 million. These levels of spend are significant, as is the Company’s, as the Company is currently focusing on its research and development efforts. Only two of the ten selected comparable companies did not spend significant amounts on research and development.

In addition to the consideration of research and development spend and the underlying technology, the Company considered the other operating metrics of possible comparable companies. All of the companies selected are currently generating revenues, although one of the companies is gross profit negative. With the exception of one company, all had under $100 million in revenues and were fairly early stage and only three of the companies have generated positive earnings at their current stage of development. The Company believes these operating metrics are correlated with the Company’s operating plans as the Company continues to progress in its development plans. By selecting a group of comparable companies, the Company believes it effectively normalizes individual company differences in operating results, capital requirements, potential of proprietary technologies and the product development stage.

Business, page 54

Product Pipeline, page 57

6.	Your disclosure on page 42 appears to indicate that you are able to estimate the costs and timing of commercializing your product candidates. Therefore, please disclose this information for each of your product candidates. If necessary, you may provide this information as a range of costs or expected timing.

Securities and Exchange Commission

February 23, 2010

Management’s estimate of the costs and timing of commercializing the Company’s product candidates was just one factor underlying one of the methods of valuation, discounted cash flow modeling, that the Company’s compensation committee considered on each common stock valuation date. While the Company believes that this was an appropriate metric for the compensation committee to factor into its valuation analysis, because of the inherent limitations of the discounted cash flow valuation method as applied to preclinical and clinical stage development companies in light of the numerous uncertainties surrounding such estimates, including the timing of FDA approval, the compensation committee only considered them to a limited degree. The Company believes that disclosure of these estimates would place undue emphasis on this element of the valuation exercise. The Company has included disclosure in the Registration Statement regarding the stage of development of its product candidates as well as extensive risk factors regarding the inherent risks associated with the development, manufacture and commercialization of these product candidates. The Company believes that these combined disclosures most accurately describes the prospects of commercialization of its product candidates. As such, because of the limited weight the compensation committee attributed to the discounted cash flow valuation method, the inherent uncertainties surrounding such estimates and their proper characterization as projections, the Company believes that disclosure of them in the Registration Statement would be misleading.

Urologic Product Candidates, page 57

7.	On page 60, you state that “based upon a review of scientific literature, as many as 23% of patients with bowel tissue conduits have recurrent urinary tract infections, or UTIs, and approximately 10% to 17% of bowel tissue conduit patients have UTIs that reach the kidney.” Please revise to disclose the scientific literature which supports these statements.

The Company has revised its disclosure on page 62 of Amendment No. 2 to attribute the statements to the sources from which they were obtained, specifically, an article entitled “Long Term Outcome of Ideal Conduit Diversion” by S. Madersbacher, et. al., which appeared in the Journal of Urology in 2003, and “Use of intestinal segments in urinary diversion” by D. M. Dahl and W. S. McDougal in Campbell-Walsh Urology in 2007.

8.	On page 68, you state that “Complications with vascular access…account for approximately 17% to 25% of all dialysis patient hospitalizations.” Please confirm that you obtained this information from the 2009 Annual Data Report prepared by the United States Renal Data System. Alternatively, please revise your disclosure to attribute the statement to the source from which you obtained the information.

The Company has revised its disclosure on page 70 of Amendment No. 2 to attribute the statement to the 2009 Annual Data Report prepared by the United States Renal Data System.

Securities and Exchange Commission

February 23, 2010

License Agreements and Research Agreements, page 65

9.	Please revise your discussion regarding your license agreement with Wake Forest University to disclose that you have not made any payments to date under this agreement and disclose the minimum amount of annual funding under this agreement as this appears to be a material term of this agreement.

The Company has revised its disclosure on page 75 of Amendment No. 2 to disclose that it has not made any payments to date under the agreement and the minimum amount of annual funding under the agreement.

Management page 82

2010 Stock Option and Incentive Plan, page 103

10.	Please file a copy of your 2004 Equity Plan. In addition, after you adopt your 2010 Stock Option and Incentive Plan, please file a copy of this plan.

The Company respectfully advises the Staff that the 2004 Equity Plan was filed as Exhibit 10.5 to the Registration Statement filed with the Commission on December 24, 2009 and the Company refiled the 2004 Equity Plan as Exhibit 10.5 to Amendment No. 2 to include the forms of award agreements used in connection with the 2004 Equity Plan. The Company has filed its 2010 Stock Option and Incentive Plan as Exhibit 10.34 to Amendment No. 2.

Financial Statements

Notes to Financial Statements

(13) Commitments and Contingencies

(b) License Agreements, page F-29

11.	Please disclose the amount of license maintenance fees payable under the license agreement with Wake Forest University Health Sciences. These fees should also be included in your contractual obligations table.

The Company has revised its disclosure on pages 75 and F-29 of Amendment No. 2 to disclose a range of the amounts of license maintenance fees payable under the license agreement. The Company respectfully advises the Staff that it has requested confidential treatment for the specific amounts of these potential payments for the reasons set forth in its Confidential Treatment Letter to the Commission dated January 29, 2010. In addition, the Company’s obligation to make these payments is subject to certain conditions, the timing and likelihood of satisfaction of which are not presently known to the Company. As such, the Company has revised its disclosure by including a footnote to the contractual obligations table on page 53 of Amendment No. 2.

Securities and Exchange Commission

February 23, 2010

We thank the Staff for its courtesies. If the Staff needs any additional information or has any further questions, please do not hesitate to contact the undersigned at (212) 459-7025 or Martin C. Glass at (212) 813-8891.

Sincerely,

/s/ Jason M. Casella
Jason M. Casella

cc:	Keira Nakada Gus Rodriguez Jennifer Riegel Suzanne Hayes